UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013
AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

26300 La Alameda, Suite 100
Mission Viejo, California 92691
(Address of principal executive offices)
(949) 614-0700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2013, Auxilio, Inc. issued a press release disclosing its financial results for the third quarter ended September 30, 2013.  The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

As Auxilio, Inc. previously publicly announced, Auxilio, Inc. will hold an investor conference call at 1:00 p.m. PDT / 4:00 p.m. EDT on Thursday, November 14, 2013 to discuss these results.

All of the foregoing information, including Exhibits 99.1, are being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Auxilio, Inc. third quarter ended September 30, 2013 financial results dated November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.

Date: November 14, 2013
By: /s/ Paul T. Anthony
Name: Paul T. Anthony
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release of Auxilio, Inc. third quarter ended September 30, 2013 financial results dated November 14, 2013.